Solo Brands Announces Appointment of Peter Laurinaitis to its Board of Directors

Brings Extensive Experience in Financial Strategy, Special Situations, Capital-Raising, M&A and Restructuring Advisory

GRAPEVINE, Texas – March 12, 2025 – Solo Brands, Inc. (NYSE: DTC) (“Solo Brands” or “the Company”) a leading portfolio of lifestyle brands (Solo Stove, Chubbies, Isle and Oru) that are redefining the outdoor and apparel industries, today announced that Peter Laurinaitis has been appointed to the Company’s Board of Directors.

“Solo Brands welcomes Peter to the Board during this important time for our Company, as we work to strengthen our financial position. His appointment is another step to solidify our strategy and team and enhance the Board’s oversight as we execute against our plan,” said Matthew Guy-Hamilton, Chairman of Solo Brands’ Board of Directors. “We believe that Peter’s strategic insights and experience in leading complex financial advisory assignments will be key as we chart a path toward growth.”

Mr. Laurinaitis, who most recently served as a Partner and subsequently a Senior Advisor at PJT Partners, brings a proven track record of guiding companies through complex financial situations. He also has a deep background and three decades of experience in financial strategy, special situations, capital-raising, M&A and restructuring advisory. Notably, Mr. Laurinaitis has been involved in the raising of several billion dollars in fresh capital for companies across all sectors of the economy, in addition to implementing restructuring strategies to help maximize value for stakeholders, including the restructuring of over $100 billion in liabilities. Prior to his most recent role, Mr. Laurinaitis held a leadership position as a Senior Managing Director at The Blackstone Group in its restructuring practice and served as turnaround consultant and auditor at Arthur Andersen. He currently serves as Independent Director of FirstElement Fuel, Inc.

“I am honored to join the Board of Directors at such a pivotal time for Solo Brands and look forward to bringing my experience and insights to the Company,” said Mr. Laurinaitis. “I look forward to working alongside the Board and management team to execute on the Company’s plan and take the right next steps for Solo Brands.”

Separately, the Company provided updates on the business and its performance in its fourth quarter and full-year 2024 earnings press release issued today.

About Peter Laurinaitis

Peter Laurinaitis is an accomplished and trusted financial advisor with 30 years of relevant financial, special situations, capital-raising, M&A, and restructuring advisory experience.

Mr. Laurinaitis currently serves as Independent Director of FirstElement Fuel, Inc., a California-based hydrogen infrastructure company. Recently, Mr. Laurinaitis served as a Senior Advisor in the Restructuring and Special Situations Group of PJT Partners, having previously served as a Partner from the founding of PJT Partners in 2015 through 2024. Prior to that, Mr. Laurinaitis worked for The Blackstone Group starting in 2001 and served as a Senior Managing Director in its Restructuring Group. Mr. Laurinaitis also served in the Corporate Restructuring and Audit Groups of Arthur Andersen starting in 1993.

Mr. Laurinaitis received a BS in Accounting from the University of Central Florida, an MSA in Accounting from the University of Central Florida (UCF) and an MBA in Finance from the Wharton School of the University of Pennsylvania. Mr. Laurinaitis is a Certified Public Accountant (CPA, inactive), Certified Insolvency and Restructuring Advisor (CIRA) and a Certified Turnaround Professional (CTP). Mr. Laurinaitis has served as a guest lecturer at the University of Pennsylvania Law School, Wharton Business School, Columbia Law School, and the NYU Stern School of Business. Mr. Laurinaitis serves on the UCF Capital Markets Advisory Board.

About Solo Brands

Solo Brands, headquartered in Grapevine, TX, is a leading omnichannel lifestyle brand company. Leveraging e-commerce, strategic wholesale relationships and physical retail stores, Solo Brands offers innovative products to consumers through five lifestyle brands – Solo Stove and TerraFlame, known for firepits, stoves, and accessories; Chubbies, a premium casual apparel and activewear brand; ISLE, maker of inflatable and hard paddle boards and accessories; and Oru Kayak, innovator of origami folding kayaks.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-

looking statements, including without limitation statements regarding our future financial position, our ability to continue as a going concern, our plans and strategy to improve our liquidity, the expected benefits of director appointments, the expected benefits of operational improvements and restructuring efforts and seasonal trends. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “strengthen,” “enhance,” “believes,” “estimates,” “forecasts,” “guidance,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. These statements are neither promises nor guarantees, and involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: our ability to continue as a going concern; our ability to realize expected benefits from our strategic plans, any restructuring and cost-reduction efforts; our limited liquidity; our dependence on cash generated from operations to support our business and our growth initiatives; the limits placed by our indebtedness to invest in the ongoing needs of our business; our ability to maintain and strengthen our brand to generate and maintain ongoing demand for our products; our ability to design, develop and introduce new products; our ability to mitigate the impact of new and increased tariffs and similar restrictions on our business; risks associated with our international operations; our reliance on third-party manufacturers and problems with, or the loss of, our suppliers or an inability to obtain raw materials; our ability to sustain historic growth rates; our ability to cost-effectively attract new customers and retain our existing customers; the highly competitive market in which we operate; our failure to maintain product quality and product performance at an acceptable cost; the impact of product liability and warranty claims and product recalls; fluctuations in the price of our Class A common stock; failure to regain compliance with the continued listing requirements of the New York Stock Exchange or any future failure to meet such requirements; ; the ability of our largest stockholders to influence corporate matters; and geopolitical conflicts and their impact on the global economy, energy supplies and raw materials. These and other important factors discussed under the caption "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2024, and any subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, or other filings we make with the Securities and Exchange Commission could cause actual results to differ materially from those indicated by the forward-looking statements made in this press release. Forward-looking statements speak only as of the date the statements are made and are based on information available to Solo Brands at the time those statements are made and/or management's good faith belief as of that time with respect to future events. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Contacts
Mark Anderson, Senior Director of Treasury & Investor Relations
investors@solobrands.com